1


                                     WAIVER


     WAIVER, dated as of December 22, 1998 (this "Waiver"), under the Credit Agreement, dated as of May 28, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Company"), COLLINS & AIKMAN CANADA INC., a Canadian corporation ("Collins & Aikman Canada"), COLLINS & AIKMAN PLASTICS, LTD., a Canadian corporation ("Collins & Aikman Plastics", and collectively with Collins & Aikman Canada, the "Canadian Borrowers"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as documentation agent (in such capacity, the "Documentation Agent") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") and THE CHASE MANHATTAN BANK OF CANADA, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent").


                              W I T N E S S E T H:


     WHEREAS, the Company, the Canadian Borrowers and Holdings have requested the Lenders to waive certain covenants in the Credit Agreement as set forth herein; and

     WHEREAS, the Lenders are willing to waive such covenants in the Credit Agreement on and subject to the terms and conditions thereof;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

     SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     SECTION 2. Waiver of Section 6.14 (Interest Coverage Ratio). Section 6.14 of the Credit Agreement is hereby waived for the period of four fiscal quarters ending December 26, 1998; provided that such waiver is effective only if the Interest Coverage Ratio for such period is at least 1.75 to 1.00.

     SECTION 3. Waiver of Section 6.16 (Leverage Ratio). Section 6.16 of the Credit Agreement is hereby waived in respect of the last day of the fiscal quarter ending December 26, 1998; provided that such waiver is effective only if the Leverage Ratio on such day is no greater than 5.65 to 1.00.

     SECTION 4. Representations and Warranties. Holdings, the Company and the Canadian Borrowers hereby represent and warrant to the Administrative Agent, the Canadian

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                                                                               2


Administrative Agent and each Lender that after giving effect to the waivers contained herein, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Article III of the Credit Agreement as if made on and as of the Waiver Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Waiver and (iii) the Credit Agreement as amended by this Waiver.

     SECTION 5. Conditions Precedent. This Waiver shall become effective as of the date hereof (the "Waiver Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

          (a) Waiver. The Administrative Agent shall have received this Waiver, executed and delivered by a duly authorized officer of each of the Company, the Canadian Borrowers, Holdings and the Required Lenders.

          (b) No Default or Event of Default. On and as of the Waiver Effective Date and after giving effect to this Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

          (c) Representations and Warranties. The representations and warranties made by the Company and the Canadian Borrowers in the Credit Agreement and herein after giving effect to this Waiver and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Waiver Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

          (d) Acknowledgement and Consent. The Administrative Agent shall have received from each of Holdings, the Company, the Canadian Borrowers and the other Guarantors with respect to each Loan Document to which it is a party a duly executed Acknowledgment and Consent, substantially in the form of Exhibit A hereto.

     SECTION 6. Continuing Effect of Credit Agreement. This Waiver shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     SECTION 7. Expenses. The Company and the Canadian Borrowers agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Waiver and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson

Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Waiver and any other such documents.

     SECTION 8. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 9. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                       COLLINS & AIKMAN PRODUCTS CO.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Title: Executive Vice President & CFO


                                       COLLINS & AIKMAN CANADA INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Title: Vice President & CFO


                                       COLLINS & AIKMAN PLASTICS, LTD.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Title: Executive Vice President

                                       COLLINS & AIKMAN CORPORATION


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Title: Executive Vice President & CFO


                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent, Collateral Agent
                                       and as a Lender


                                       By: /s/ Rosemary Bradley
                                           -------------------------------------
                                           Title: Vice President


                                       THE CHASE MANHATTAN BANK OF CANADA, as
                                       Canadian Administrative Agent and as a
                                       Lender


                                       By: /s/ Christine Chan
                                           -------------------------------------
                                           Title: Vice President


                                       By: /s/ Francois Poirier
                                           ------------------------------------
                                           Title: Vice President

                                       BANK OF AMERICA CANADA, as
                                       a lender

                                       By:  /s/ Richard Hall
                                           -------------------------------------
                                           Name:  Richard Hall
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------


                                       THE BANK OF NEW YORK


                                       By: /s/ Ann Marie Hughes
                                           ------------------------------------
                                           Title: Vice President

                                       BANK AUSTRIA CREDITANSTALT CORPORATE
                                       FINANCE, INC.


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ William E. Zarrett
                                           ------------------------------------
                                           Title: Senior Relationship Manager


                                       BANK OF SCOTLAND


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       BRANCH BANKING AND TRUST COMPANY


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       CIBC INC.


                                       By: /s/ CYD Petre
                                           ------------------------------------
                                           Title: Executive Director
                                                  CIBC Oppenheimer Corp.,
                                                  As AGENT

                                       COMERICA BANK


                                       By: /s/ Robert M. Ramirez
                                           ------------------------------------
                                           Title: Account Officer


                                       COMPAGNIE FINANCIERE DE
                                       CIC ET DE L'UNION EUROPEENNE


                                       By: /s/ Anthony Rock
                                           ------------------------------------
                                           Title: Vice President


                                       By: Sean Mounier
                                           ------------------------------------
                                           Title: First Vice President


                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLENBANK
                                       B.A., "RABOBANK NEDERLAND," NEW YORK
                                       BRANCH


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       CREDIT AGRICOLE INDUSUEZ


                                       By: /s/ David Bouhl, F.V.P.
                                           ------------------------------------
                                           Title: Head of Corp. Banking Chicago


                                       By: /s/ Dean Balice
                                           ------------------------------------
                                           Title: Sen. Vice Pres. & Branch
                                                  Manager


                                       CREDIT LYONNAIS ATLANTA AGENCY


                                       By: /s/ Larry D. Middlebrooks
                                           ------------------------------------
                                           Title: Vice President


                                       CRESCENT/MACH I PARTNERS, L.P.


                                       By: TCW Asset Management Company
                                           its Investment Manager


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       CYPRESSTREE SENIOR FLOATING RATE FUND

                                       By: CypressTree Investment Management
                                           Company, Inc., as Portfolio Manager


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       KZH-CYPRESSTREE-1 LLC


                                       By: /s/ Virginia Conway
                                           ------------------------------------
                                           Title: Authorized Agent


                                       DRESDNER BANK, A.G. NEW YORK AND GRAND
                                       CAYMAN BRANCH


                                       By: /s/ Christopher E. Sarisky
                                           ------------------------------------
                                           Title: Assistant Vice President


                                       By: /s/ Brigette Sacin
                                           ------------------------------------
                                           Title: Assistant Treasurer


                                       ERSTE BANK DER OESTERREICHISCHEN
                                       SPARKASSEN AG


                                       By: /s/ Rima Terradista
                                           ------------------------------------
                                           Title: Vice President


                                       By: /s/ John S. Runnion
                                           ------------------------------------
                                           Title: First Vice President


                                       FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ James F. Gable
                                           ------------------------------------
                                           Title: Customer Service Officer

                                       FIRST UNION NATIONAL BANK


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       THE FUJI BANK, LIMITED, NEW YORK BRANCH


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       GM CASH MANAGEMENT


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       INDOSUEZ CAPITAL FUNDING IV L.P.

                                       By: Indosuez Capital, as Portfolio
                                           Advisor


                                       By: /s/ Francoise Berthelot
                                           ------------------------------------
                                           Title: Vice President


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                       By: /s/ Takuya Houjo
                                           ------------------------------------
                                           Title: Senior Vice President

                                       KZH III LLC


                                       By: /s/ Virginia Conway
                                           ------------------------------------
                                           Title: Authorized Agent


                                       THE LONG-TERM CREDIT BANK OF JAPAN
                                       LIMITED, NEW YORK BRANCH


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       MERRILL LYNCH PRIME RATE PORTFOLIO


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       MERRILL LYNCH SENIOR FLOATING RATE


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                       By: /s/ Beatrice E. Kossodo
                                           ------------------------------------
                                           Title: Senior Vice President

                                       MORGAN STANLEY SENIOR FUNDING. INC.


                                       By: /s/ Christopher A. Puci
                                           ------------------------------------
                                           Title: Vice President


                                       NATEXIS BANQUE BFCE


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       NATIONSBANK, N.A.


                                       By: /s/ David H. Dinkins
                                           ------------------------------------
                                           Title: Vice President


                                       NEW YORK LIFE INSURANCE COMPANY


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       NEW YORK LIFE INSURANCE AND ANNUITY
                                       CORPORATION


                                       By: New York Life Insurance Company


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       OASIS COLLATERALIZED HIGH INCOME
                                       PORTFOLIO


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       OCTAGON LOAN TRUST


                                       By: Octagon Credit Investors, as Manager


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       SENIOR DEBT PORTFOLIO

                                       By: Boston Management and Research, as
                                           Investment Advisor


                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------
                                           Title: Vice President


                                       SOCIETE GENERALE


                                       By: /s/ Ralph Saheb
                                           ------------------------------------
                                           Title: Vice Pres. & Southwest
                                                  Operations Manager


                                       STB DELAWARE FUNDING TRUST I


                                       By: /s/ Donald C. Hargadon
                                           ------------------------------------
                                           Title: Assistant Vice President

                                       SUNTRUST BANK, ATLANTA


                                       By: /s/ Bradley J. Staples
                                           ------------------------------------
                                           Title: Vice President


                                       By: /s/ Kelley E. Brunson
                                           ------------------------------------
                                           Title: Banking Officer


                                       TORONTO DOMINION (TEXAS), INC.


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       THE TORONTO-DOMINION BANK


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       THE TRAVELERS INSURANCE COMPANY


                                       By: /s/ A.W. Carnduff
                                           ------------------------------------
                                           Title: 2nd Vice President


                                       VAN KAMPEN CLO II, LIMITED

                                       By: Van Kampen Management, Inc., as
                                           Collateral Manager


                                       By: /s/ Jeffrey W. Manlet
                                           ------------------------------------
                                           Title: Senior Vice Pres. & Director

                                       WACHOVIA BANK, N.A.


                                       By: /s/ Suzanne Morrison
                                           ------------------------------------
                                           Title: Vice President

                                                                    EXHIBIT A TO
                                                                          WAIVER


                           ACKNOWLEDGEMENT AND CONSENT


     Each of the undersigned Persons hereby:

     (a) acknowledges and consents to the execution, delivery and performance of the Waiver, dated as of December __, 1998 (the "Waiver") to the Credit Agreement dated as of May 28, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Products Co. (the "Company"), Collins & Aikman Canada Inc. ("Collins & Aikman Canada"), Collins & Aikman Plastics, Ltd. ("Collins & Aikman Plastics", and collectively with Collins & Aikman Canada, the "Canadian Borrowers") Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders"), Bank of America National Trust & Savings Association, as documentation agent (in such capacity, the "Documentation Agent") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and The Chase Manhattan Bank of Canada, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent"); and

     (b) agrees that such execution, delivery and performance shall not in any way affect such Person's obligations under any Loan Document (as defined in the Credit Agreement) to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated: December 22, 1998



                                       COLLINS & AIKMAN PRODUCTS CO.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. &
                                                  Chief Financial Officer


                                       COLLINS & AIKMAN CANADA INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Vice Pres. &
                                                  Chief Financial Officer


                                       COLLINS & AIKMAN PLASTICS, LTD.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Executive Vice President

                                       COLLINS & AIKMAN CORPORATION


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO


                                       THE AKRO CORPORATION


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO


                                       DURA CONVERTIBLE SYSTEMS, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO


                                       WICKES ASSET MANAGEMENT, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Vice President


                                       COLLINS & AIKMAN INTERNATIONAL
                                       CORPORATION


                                       By: /s/ A. Dennis Mahedy
                                           -------------------------------------
                                           Name: A. Dennis Mahedy
                                           Title: Vice Pres. & Treasurer


                                       WICKES REALTY, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Vice President

                                       AMCO CONVERTIBLE FABRICS, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO


                                       COLLINS & AIKMAN PLASTICS, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO


                                       HUGHES PLASTICS, INCORPORATED


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO


                                       COLLINS & AIKMAN EUROPE, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO


                                       PACJ, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO


                                       COLLINS & AIKMAN CARPET & ACOUSTICS (TN),
                                       INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO

                                       COLLINS & AIKMAN CARPET & ACOUSTICS (MI),
                                       INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. & CFO


                                       COLLINS & AIKMAN AUTOMOTIVE
                                       INTERNATIONAL, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Vice President


                                       COLLINS & AIKMAN ASSET SERVICES, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Vice President


                                       CW MANAGEMENT CORPORATION


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Vice President


                                       HOPKINS SERVICES, INC.


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Vice President


                                       SAF SERVICES CORPORATION


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Vice President

                                       COLLINS & AIKMAN (GIBRALTAR) LIMITED


                                       By: /s/ J. Michael Stepp
                                           -------------------------------------
                                           Name: J. Michael Stepp
                                           Title: Exec. Vice Pres. &
                                                  Chief Financial Officer